SCHEDULE 14A

INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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METROPOLITAN WEST FUNDS

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Metropolitan West Funds 11766 Wilshire Boulevard Suite 1580 Los Angeles, CA 90025

Dear Shareholder:	December 14, 2004

The enclosed Proxy Statement contains important information about changes we recommend for the Metropolitan West Strategic Income Fund and the Metropolitan West AlphaTrakSM 500 Fund (together, the “Funds”).

Shareholders are being asked to approve an amendment to each Fund’s Investment Management Agreement with Metropolitan West Asset Management, LLC, the Fund’s current investment adviser (the “Adviser”), and to pay escrowed advisory fees to the Adviser. The proposed amendments may seem highly technical, and they are, but they are intended to better conform the calculation of the performance portion of the advisory fee to applicable SEC rules and to clarify the method of calculation. There can be circumstances where higher advisory fees could result, as described in the scenarios listed on pages 9 and 20. However, overall, since inception of the Funds, the proposed amendment would have resulted in a lower advisory fee. While the proposal changes the way the fee is calculated—to meet SEC requirements—the proposal is not an attempt to change the fee rate itself.

In addition, shareholders of the Metropolitan West Strategic Income Fund are being asked to provide the Fund’s portfolio managers with more flexibility by approving a change in the classification of the Fund from a diversified to a non-diversified company.

The Board of Trustees has unanimously approved these recommendations and believes they are in the best interests of the Funds and their shareholders. The Trustees recommend that you vote in favor of each proposal in the Proxy Statement.

The Proxy Statement describes the voting process for shareholders. We ask you to read the Proxy Statement carefully and vote in favor of the approval of the proposals. The election returns will be reported at the Special Meeting of Shareholders scheduled for February 11, 2005. Please return your proxy in the postage-paid envelope as soon as possible.

Sincerely,

Scott B. Dubchansky

President and Chairman of the Board

METROPOLITAN WEST FUNDS

760 Moore Road

King of Prussia, PA 19406

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 11, 2005

To the Shareholders:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Meeting”) of the Metropolitan West Strategic Income Fund and the Metropolitan West AlphaTrak 500 Fund (each a “Fund” and together, the “Funds”), each a series of the Metropolitan West Funds (the “Trust”), will be held on February 11, 2005 at 1:00 p.m., Eastern Time, at the offices of the Trust’s Administrator, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406 for the following purposes:

1.	With respect to the Metropolitan West Strategic Income Fund, approve an amendment to the Investment Management Agreement with Metropolitan West Asset Management, LLC, the Fund’s current investment adviser (the “Adviser”), and approve the payment to the Adviser of advisory fees held in escrow;

2.	With respect to the Metropolitan West AlphaTrak 500 Fund, approve an amendment to the Investment Management Agreement with the Adviser, and approve the payment to the Adviser of advisory fees held in escrow;

3.	Approve a change in the classification of the Metropolitan West Strategic Income Fund from a diversified company to a non-diversified company; and

4.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record of the Trust at the close of business on December 3, 2004 (the “Record Date”) are entitled to notice of, and to vote on, the proposals at the Meeting or any adjournment thereof.

Shareholders are invited to attend in person. If you plan to attend the Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. Whether you will be able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY so that a quorum will be present at the Meeting.

By Order of the Board of Trustees

Scott B. Dubchansky President and Chairman of the Board

Dated:  December 14, 2004

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT

YOU VOTE IN FAVOR OF THE PROPOSALS. YOUR VOTE IS IMPORTANT

REGARDLESS OF HOW MANY SHARES YOU OWN.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 11, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees of Metropolitan West Funds (the “Trust”) for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held on February 11, 2005 at 1:00 p.m. Eastern time at the offices of the Trust’s Administrator, PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, and at any adjournment thereof. This Proxy Statement and the accompanying proxy card were first mailed to shareholders on or about December 16, 2004.

The Trust is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust offers shares of seven separate operational series or funds (each of which may offer more than one share class): Metropolitan West High Yield Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Total Return Bond Fund, Metropolitan West Ultra Short Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Strategic Income Fund (the “Strategic Income Fund”) and Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”). The Strategic Income Fund has two share classes, M and I; the AlphaTrak 500 Fund offers only one share class, which is undesignated.

As set forth in the attached notice, shareholders will be asked to vote on three (3) proposals at the Meeting. The following table shows the shareholders that are entitled to vote for each proposal.

Proposal 1	Shareholders of the Strategic Income Fund

Proposal 2	Shareholders of the AlphaTrak 500 Fund

Proposal 3	Shareholders of the Strategic Income Fund

All proxies solicited by the Board of Trustees, which are properly executed and received by the Secretary before the Meeting, will be voted at the Meeting in accordance with the shareholders’ instructions thereon. A shareholder may revoke the accompanying proxy at any time before it is voted by written notification to the Trust or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If no instruction is given on a signed and returned proxy card, it will be voted “FOR” the proposals and the proxies may vote in their discretion with respect to other matters not now known to the Board of Trustees of the Trust that may be properly presented at the Meeting. Any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder’s approving vote is with respect to the total shares that the shareholder is entitled to vote on such proposal.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not vote the shares), will be counted toward establishing a quorum. Abstentions do not constitute a vote “for” and effectively result in a vote “against.” Broker non-votes do not represent a vote “for” or “against” and are disregarded in determining whether a Proposal has received enough votes.

Shareholders of record of the Funds on the Record Date are entitled to notice of, and to vote on, the proposals at the Meeting and any adjournment thereof. At the close of business on December 3, 2004, the Funds had the following outstanding shares:

Shares Outstanding
Metropolitan West Strategic Income Fund (Class I)	6,047,600.459
Metropolitan West Strategic Income Fund (Class M)	10,328,468.225
Total for Strategic Income Fund	16,376,068.684

Metropolitan West AlphaTrak 500 Fund	18,805,871.486

Forty percent (40%) of the outstanding shares of the applicable Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum with respect to the proposals presented for that Fund. If a quorum is not present or presented at the Meeting, the holders of a majority of the shares present in person or by proxy shall have the power to adjourn the Meeting to a later date, without notice other than announcement at the Meeting, until a quorum shall be present or represented. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as inspectors of election for the Meeting.

The affirmative vote of a “majority of the outstanding voting securities” of the Strategic Income Fund present in person or by proxy and voting is necessary to approve the amendment to the Investment Management Agreement with respect to the Strategic Income Fund (Proposal 1). The affirmative vote of a “majority of the outstanding voting securities” of the AlphaTrak 500 Fund present in person or by proxy and voting is necessary to approve the amendment to the Investment

Management Agreement with respect to the AlphaTrak 500 Fund (Proposal 2). The affirmative vote of a “majority of the outstanding voting securities” is required for the approval of the reclassification of the Strategic Income Fund as a non-diversified company (Proposal 3).

A majority of the outstanding voting securities means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. The shares of each Fund will be counted using dollar-based voting. This means that each share of a Fund will represent the number of votes equal to that share’s net asset value on the record date.

If a quorum is present, but sufficient votes in favor of the Proposals are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting adjourned. The persons named as proxies will vote in favor of or against such adjournment in direct proportion to the proxies received for or against the Proposals.

The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders which will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Audited financial statements of the Trust in the form of an Annual Report dated March 31, 2004 have been mailed before this proxy mailing. The Trust will furnish, without charge, a copy of the Annual Report to any shareholder who requests the Report. Shareholders may obtain the Annual Report by contacting the Trust at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025 or by calling (800) 241-4671.

PROPOSAL 1 (FOR SHAREHOLDERS OF

METROPOLITAN WEST STRATEGIC INCOME FUND ONLY):

APPROVE AN AMENDMENT TO THE INVESTMENT MANAGEMENT

AGREEMENT WITH THE ADVISER AND PAY ESCROWED ADVISORY FEES

Shareholders are being asked to consider an amendment (the “Amendment”) to the Investment Management Agreement (“Agreement”) between Metropolitan West Funds (the “Trust”) and the Adviser, with respect to the Strategic Income Fund.

Under the Agreement, the Strategic Income Fund pays a management fee to the Adviser that is adjusted upward or downward based on the Fund’s performance in relation to a securities index.

The Agreement

The Agreement was originally approved by the Board, including a majority of the Independent Trustees, at a meeting held on April 1, 1997, and by the Trust’s initial shareholders on April 1, 1997. The Agreement has remained substantially unchanged since that time, except with respect to the addition of various series of the Trust. The Agreement was amended and restated on May 18, 1998 to make explicit the requirement that the Trust’s Independent Trustees must approve any recovery of contingent deferred expense reimbursements and any contingent deferred management fees permitted under the Agreement, and to eliminate obsolete references to expense limitations under state law. The addition of the Fund to the Agreement was approved by the Board, including a majority of the Independent Trustees, at a meeting held on May 19, 2003, and by the Fund’s initial shareholders in June, 2003. The Amendment, in the form being presented to shareholders under this proposal, was unanimously approved with respect to the Fund, by the full Board, and separately by the Independent Trustees (defined below), at an in-person meeting held on November 15, 2004 (the Agreement in its amended form, as approved by the Board and as presented to shareholders in this proxy statement, is referred to as the “Amended Agreement” or the “Amendment”).

Under the Agreement, the Trust has appointed the Adviser to provide investment advice and management services with respect to the assets of the Strategic Income Fund. In connection with these investment management services, the Adviser agrees to supervise the Fund’s investments in accordance with the investment objectives, programs and restrictions of the Fund as provided in the Trust’s governing documents, including the Trust’s Agreement and Declaration of Trust and By-Laws, and such other limitations as the Trustees may impose from time to time in writing to the Adviser. The Agreement requires that the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) provide persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust and the Fund (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Adviser or its affiliates) but not including personnel to provide limited administrative services to the Fund not typically provided by the Fund’s administrator under separate agreement; and (v) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

Under the Agreement, except as otherwise required under the 1940 Act, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. No change is proposed to the Adviser’s standard of care under the Agreement.

The Agreement provides that it continues from year to year so long as it is approved at least annually with respect to the Fund by a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Trustees of the Fund, including a majority of the Trustees who are not “interested persons” of the Fund under the 1940 Act (the “Independent Trustees”) and who are not parties to the Agreement.

The Agreement may be terminated by either party upon notice to the other without penalty upon no less than 60 days’ notice by the Fund to the Adviser or 60 days’ notice by the Adviser to the Fund, and automatically terminates in the event of its assignment (as that term is defined in the 1940 Act).

The Management Fee Before the Amendment

The Adviser receives a management fee for the services it provides under the Agreement. Under the Agreement, the basic management fee is computed daily and payable monthly at an annual rate of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets), depending on whether and to what extent the investment performance of the Fund, for the relevant performance period, exceeds the investment record of a securities index plus a margin over the same period. Under the Agreement, that securities index is the Merrill Lynch 3-month U.S. Treasury Bill Index (the “Index”) plus a margin of 2.00%. The average monthly management fee for the period from inception through March 31, 2004 was equal to an annual rate of 1.90%. For the fiscal year ended March 31, 2004, the Fund paid $301,841 to the Adviser under the Agreement.

During the Fund’s first full year of operations, which began June 30, 2003 for the Class M shares, the performance period used for calculating the performance adjustment to the basic fee began with the commencement of the Fund’s operations and increased by each succeeding month until a total of 12 months was reached. Thus, the first performance period was one month, the second period was two months, the third period was three months, with each successive performance period increasing on a monthly basis until the Fund had operated for 12 months. After the Fund had operated for 12 months, it began using a rolling 12-month performance period. Each 0.10% of difference of the Fund’s investment performance compared to the investment record of the Index plus 2.00% is multiplied by a performance adjustment of 0.035%, up to a maximum adjustment of 0.70% (as an annual rate). Thus, an annual excess performance difference of 2.00% or more between the Fund and the Index plus 2.00% would result in an annual maximum performance adjustment of 0.70%. This formula requires that the Fund’s investment performance exceed the investment record of the Index plus 2.00% before any upward adjustment is made to the basic fee. If the Fund’s investment performance is below the investment record of the Index plus 2.00%, the management fee would be adjusted downward. Stated another way, the net performance of the Fund after the maximum possible management fee needs to exceed the investment record of the Index by at least 0.10% before any upward adjustment of the management fee rate.

The Fund’s investment performance is calculated based on its net asset value per share after expenses but before the management fee. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if those distributions were reinvested in Fund shares at the net asset value per share as of the record date for payment. The investment record for the Index is based on the change in value of the Index.

Here are examples of how the pre-Amendment performance adjustment worked (using annual rates):

Performance of Strategic Income Fund (before payment of management fee)	Index plus 2.00%	Basic Fee	Performance Adjustment to Basic Fee	Total Management Fee
8.00%	6.00%	1.20%	0.70%	1.90%
7.00%	6.00%	1.20%	0.35%	1.55%
6.00%	6.00%	1.20%	0.00%	1.20%
5.00%	6.00%	1.20%	(0.35)%	0.85%
4.00%	6.00%	1.20%	(0.70)%	0.50%

Other Fees Paid to or Reimbursed by the Adviser

With respect to the Class M shares only, the Fund has adopted a Rule 12b-1 Distribution Plan which allows for payments of up to 0.25% of the Fund’s average daily net assets. For the fiscal year ended March 31, 2004, the Fund paid fees under the Rule 12b-1 Plan consisting of approximately $16,328 as compensation and shareholder servicing fees to broker/dealers, recordkeepers and other intermediaries that provide shareholder services.

In addition, the Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay a portion of the Fund’s distribution expenses, to limit the Class M shares’ total annual operating expense rate to 2.35%, and the Class I shares’ total annual operating expense rate to 2.10% by limiting the Fund’s “Other Expenses” to 0.20% of the Fund’s average daily net assets assuming the maximum management fee. Due to this expense limitation, for the fiscal year ended March 31, 2004, the Adviser reduced its fees and absorbed certain Fund expenses totaling $42,378. For purposes of the expense limitation, “Other Expenses” does not include interest, taxes, Rule 12b-1 fees, brokerage commissions, short sale dividend expenses, swap interest expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. The expense limitation contract has a one-year term, renewable at the end of each fiscal year, but is expected to be terminated at the end of the fiscal year in which the Fund’s total assets reach $100 million. As of September 30, 2004, the Fund’s total assets were approximately $175 million. Therefore, it is expected that the expense limitation contract will be terminated at the end of the Fund’s current fiscal year, which is March 31, 2005.

For the fiscal year ended March 31, 2004, the Fund paid no commissions on securities transactions to any broker affiliated with the Adviser. The Adviser has not obtained any soft dollar benefits from transactions by the Fund since its inception date.

Background Regarding the Proposed Amendment

The Adviser and the Board are proposing to amend the method of calculation of the management fee paid by the Fund to the Adviser. The formula for the performance adjustment has been in use since the Fund’s inception and has been disclosed in the Fund’s prospectus and required SEC filings. The Fund has calculated the performance adjustment in conformity with the method that has been disclosed to shareholders. However, in late September, 2004, the Adviser identified that the performance adjustment to the management fee had been calculated in a manner that could be considered to be inconsistent with Rule 205-2 under the Investment Advisers Act of 1940. Rule 205-2 specifies that the performance rate portion of the management fee be applied to the average of net assets over the full performance period (in the Fund’s case, 12 months) rather than at the end of a different period. In the Fund’s case, the performance rate portion was applied to the average net assets for the current month. Because the Fund’s average net assets were generally increasing over time and the investment performance of the Fund had exceeded the investment record of the Index plus 2.00% over most time periods, the Fund overpaid advisory fees in the amount of $335,633. On October 5 and November 15, 2004, the Board met to discuss the overpayment, proposed correction, the proposed Amendment and related matters. By November 15, 2004, the Adviser reimbursed the Fund in full plus interest for that overpayment.

Between September 30, 2004 and November 30, 2004, the Adviser charged the Fund the lesser of (1) the contractual fee and the related performance adjustment using the calculation methodology shown in the Fund’s prospectus and (2) the contractual fee and the related performance adjustment using the new calculation methodology specified in the Amendment.

The Amendment’s Proposed Changes to the Agreement

The purpose of the Amendment is to correct and improve the Fund’s method of calculating the performance adjustment to the management fee. Specifically, it is proposed that the Agreement be amended as follows:

•	The performance adjustment portion of the management fee will be applied to the average assets over the rolling 12-month performance period.

•	The performance adjustment will be calculated on a continuous scale rather than a stepped scale.

•	The performance adjustment formula will be clarified to compare the investment performance of the Fund (calculated assuming deduction of the maximum possible management fee) to the Index plus 0.10% rather than the mathematically equivalent former method of comparing the investment performance of the Fund (calculated after expenses but before the advisory fee) to the Index plus 2.00%.

Calculation Based on Average Assets

As noted above, SEC rules require performance adjustments to be accrued based on the average assets of the Fund during the performance period. Because the Fund’s performance period is 12 months, the performance adjustment will be calculated and accrued daily based on the average daily net assets during the prior 12 months, the same period over which the Fund’s investment performance is measured.

Effect on the Management Fee.    The Amendment’s effect on the management fee will differ depending on the Fund’s future performance and changes in asset size. As hypothetical examples only, here are four potential scenarios:

Scenario  1—In a 12-month period where Fund performance exceeds the Index plus the margin and where Fund assets have increased, the new calculation will likely result in a lower total management fee than would have been paid under the prior calculation methodology.

Scenario  2—In a 12-month period where Fund performance exceeds the Index plus the margin and where Fund assets have decreased, the new calculation could result in a higher total management fee than would have been paid under the prior calculation methodology.

Scenario  3—In a 12-month period where Fund performance is below the Index plus the margin and where Fund assets have increased, the new calculation could result in a higher total management fee than would have been paid under the prior calculation methodology.

Scenario  4—In a 12-month period where Fund performance is below the Index plus the margin and where Fund assets have decreased, the new calculation could result in a lower total management fee than would have been paid under the prior calculation methodology.

Use of Continuous Scale

Under the old Agreement, each 0.10% of difference of the Fund’s performance compared to the investment record of the Index plus the margin was multiplied by a performance adjustment of 0.035%, up to a maximum adjustment of 0.70% (as an annual rate). Under the Amendment, any percentage amount of difference (positive or negative) of the Fund’s performance compared to the investment record of the Index plus the margin is multiplied by 35%, up to a maximum adjustment of 0.70%.

The scale used in the old Agreement resulted in a stepped scale, where the Adviser’s fee would increase or decrease in 3.5 basis point increments (0.035%).

The scale used in the new Agreement results in a performance adjustment that is continuously adjusted and thus more closely correlated to relatively small changes in Fund performance, but also can make smaller adjustments in the management fee.

Clarification of Performance Formula

The final proposed change to the performance adjustment to the Fund’s management fee will result in a mathematically equivalent management fee. The purpose of the proposed formula is to ensure that the Fund’s calculation methodology fully complies with the applicable SEC rule. Both formulas are calculated on a per share basis.

Old Agreement
Performance Formula	Fund performance = change in net asset value + accrued basic management fee + accrued performance adjustment + accumulated cash distributions + capital gain taxes paid or payable on undistributable realized long-term capital gains accumulated during period
Index	Merrill Lynch 3-month U.S. Treasury Bill Index
Base Management Fee	1.20%
Performance Adjustment	Each 0.10% of difference of the Fund’s performance compared to the performance of the Index plus 2.00% is multiplied by a performance adjustment of 0.035%, up to a maximum adjustment of 0.70%

Proposed Amendment
Performance Formula

Fund performance = change in net asset value + accrued basic management fee + accrued performance adjustment – (maximum possible basic management fee and performance adjustment) + accumulated cash distributions + capital gain taxes paid or payable on undistributable realized long-term capital gains accumulated during period

[change to formula is underlined and italicized]

Index	Merrill Lynch 3-month U.S. Treasury Bill Index
Base Management Fee	1.20%
Performance Adjustment	Any percentage amount of difference (positive or negative) of the Fund’s performance compared to the investment record of the Index plus 0.10% is multiplied by 35% up to a maximum adjustment of 0.70%.

Here is a comparison of the former and proposed performance adjustment formulas (using annual rates):

	Change in Net Asset Value	Index	Index + Margin	Fund Perf.	Basic Fee	Performance Adjustment	Total Mgmt. Fee
Former Performance Adjustment Formula	10.00%	7.00%	9.00% [Index + 2.00%]	11.90%	1.20%	0.70%	1.90%

Proposed Performance Adjustment Formula	10.00%	7.00%	7.10% [Index + 0.10%]	10.00%	1.20%	0.70%	1.90%

As the two examples show, the total management fee paid to the Adviser would be 1.90% under both formulas.

	Old	New
Fund Performance for Purposes of Calculating the Performance Adjustment (assuming past actual total management fee of 1.90%)	Fund performance = change in net asset value + accrued basic management fee + accrued performance adjustment + accumulated cash distributions + capital gain taxes paid or payable on undistributable realized long-term capital gains accumulated during period	Fund performance = change in net asset value + accrued basic management fee + accrued performance adjustment – (maximum possible basic management fee and performance adjustment) + accumulated cash distributions + capital gain taxes paid or payable on undistributable realized long-term capital gains accumulated during period
	= 10% + 1.20% + 0.70% = 11.90%	= 10% + 1.20% + 0.70% -1.90% = 10%

	Old	New
Performance Adjustment	Each 0.10% of difference of the Fund’s performance compared to the investment record of the Index plus 2.00% is multiplied by a performance adjustment of 0.035%, up to a maximum adjustment of 0.70%	Any percentage amount of difference of the Fund’s performance compared to the investment record of the Index plus 0.10% is multiplied by 35% up to a maximum adjustment of 0.70%
	= ((11.90% - 9.00%/.10%)*0.035% = 1.015% (decrease to maximum amount of 0.70%) = 0.70%	= 35% * (10.0% - 7.1%) = 1.015% (decrease to maximum amount of 0.70%) = 0.70%

If approved by shareholders, the final clarification described above would not increase the effective investment management fee rates charged by the Adviser with respect to the management of the assets of the Fund under the Agreement.

Consideration of the Board of Trustees

At an in-person meeting of the Board held on November 15, 2004, the Trustees, including the Independent Trustees, unanimously approved the proposed Amendment and found that the Amendment is in the best interests of the Fund and its shareholders. The Board considered, among other factors:

1.	That the Amendment better reflects the wording of SEC rules that apply to performance adjustments to mutual fund advisory fees.

2.	That the Amendment retains the fundamental character of the management fee that the Fund’s net performance must exceed the Index on a full net basis.

3.	That the Board and Independent Trustees at a meeting on May 17, 2004 approved a renewal of the Agreement with respect to the Fund by finding that the management fee is fair and reasonable for the services provided by the Adviser.

4.	That the Adviser did not intend to mislead shareholders or otherwise charge an improper or excessive fee, and that the Adviser relied on professional advisers in previously and currently devising the fee calculation.

5.	That the Fund’s prospectus at all relevant times accurately described the manner in which the management fee was calculated.

6.	That the Adviser detected and voluntarily reimbursed the excess management fee plus interest.

7.	That the Adviser voluntarily agreed to have the Fund pay its management fee (as determined under the Amendment) into an escrow account for the periods beginning after November 30, 2004.

The Board considered the fact that the Amendment does not increase the effective investment management fee rates charged by the Adviser with respect to the management of the assets of the Fund under the Agreement (assuming no change in assets or increasing assets during the rolling 12-month performance period).

A copy of the Amendment with respect to the Strategic Income Fund is included as Appendix B.

Payment of Escrowed Management Fees

On November 15, 2004, the Board approved the proposed Amendment. Because the Amendment had not yet been approved by shareholders, the Board decided to treat the Amendment as an interim Amendment to the Agreement, and the management fees due under the Agreement will be placed in an escrow account for the periods beginning after November 30, 2004, recoverable upon shareholder approval of the Amendment.

If shareholders approve the Amendment set forth in this proposal, the management fees will be released from escrow and paid to the Adviser. If shareholders do not approve this proposal, the Board will consider possible alternative actions, including revisions to the Amendment or re-solicitation of shareholder approval. The Adviser may also seek compensation from the Fund for the costs incurred by the Adviser to manage the Fund during the period in which the management fees were held in escrow.

Vote Required and Recommendation

The affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act) is required to approve the amendment to the Agreement with respect to the Fund. The Investment Company Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote. If approved by shareholders this proposal will take effect on the date of the shareholder meeting.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE PROPOSAL TO AMEND THE AGREEMENT IS IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 2 (FOR SHAREHOLDERS OF

METROPOLITAN WEST ALPHATRAK 500 FUND ONLY):

APPROVE AN AMENDMENT TO THE INVESTMENT MANAGEMENT

AGREEMENT WITH THE ADVISER AND PAY ESCROWED ADVISORY FEES

Shareholders are being asked to consider an amendment (the “Amendment”) to the Investment Management Agreement (“Agreement”) between Metropolitan West Funds (the “Trust”) and the Adviser, with respect to the AlphaTrak 500 Fund.

Under the Agreement, the AlphaTrak 500 Fund pays a management fee to the Adviser that is adjusted upward or downward based on the Fund’s performance in relation to a securities index.

The Agreement

The Agreement was originally approved by the Board, including a majority of the Independent Trustees, at a meeting held on April 1, 1997, and by the Trust’s initial shareholders on April 1, 1997. The Agreement was entered into between the Trust and the Adviser in March 31, 1997, and has remained substantially unchanged since that time, except with respect to the addition of various series of the Trust. The Agreement was amended and restated on May 18, 1998 to make explicit the requirement that the Trust’s Independent Trustees must approve any recoupment of contingent deferred expense reimbursements and any contingent deferred management fees permitted under the Agreement, and to eliminate obsolete references to expense limitations under state law. The addition of the Fund to the Agreement was approved by the Board, including a majority of the Independent Trustees, at a meeting held on May 18, 1998, and by the Fund’s initial shareholders in June, 1998. The Amendment, in the form being presented to shareholders under this proposal, was unanimously approved with respect to the Fund, by the full Board, and separately by the Independent Trustees (defined below), at an in-person meeting held on November 15, 2004 (the Agreement in its amended form, as approved by the Board and as presented to shareholders in this proxy statement, is referred to as the “Amended Agreement” or the “Amendment”).

Under the Agreement, the Trust has appointed the Adviser to provide investment advice and management services with respect to the assets of the AlphaTrak 500 Fund. In connection with these investment management services, the Adviser agrees to supervise the Fund’s investments in accordance with the investment objectives, programs and restrictions of the Fund as provided in the Trust’s governing documents, including the Trust’s Agreement and Declaration of Trust and By-Laws, and such other limitations as the Trustees may impose from time to time in writing to the Adviser. The Agreement requires that the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) provide persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust and the Fund (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Adviser or its affiliates) but not including personnel to provide limited administrative services to the Fund not typically provided by the Fund’s administrator under separate agreement; and (v) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

Under the Agreement, except as otherwise required under the 1940 Act, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. No change is proposed to the Adviser’s standard of care under the Agreement.

The Agreement provides that it continues from year to year so long as it is approved at least annually with respect to the Fund by a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Trustees of the fund, including a majority of the Trustees who are not “interested persons” of the Fund under the 1940 Act (the “Independent Trustees”) and who are not parties to the Agreement.

The Agreement may be terminated by either party upon notice to the other without penalty upon no less than 60 days’ notice by the Fund to the Adviser or 60 days’ notice by the Adviser to the Fund, and automatically terminates in the event of its assignment (as that term is defined in the 1940 Act).

The Agreement was most recently unanimously approved with respect to all series of the Trust, including the Fund, by the Board, including a majority of the Independent Trustees, at a meeting held on May 17, 2004.

The Management Fee Before the Amendment

The Adviser receives a management fee for the services it provides under the Agreement. Under the current Agreement, the basic management fee is computed daily and payable monthly at an annual rate of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets), depending on whether and to what extent the investment performance of the Fund, for the relevant performance period, exceeds the investment record of a securities index plus a margin over the same period. That securities index is the S&P 500® Stock Index (the “Index”) plus a margin of 1.00%. The average monthly management fee for the period from March 31, 2003 through March 31, 2004 was equal to an annual rate of 0.69%. For the fiscal year ended March 31, 2004, the Fund paid $817,525 to the Adviser under the Agreement.

During the Fund’s first full year of operations, which began June 29, 1998, the performance period used for calculating the performance adjustment to the basic fee began with the commencement of the Fund’s operations and increased by each succeeding month until a total of 3 months was reached. Thus, the first performance period was one month, the second period was two months, and the third period was three months. After the Fund had operated for 3 months, it began using a rolling 3-month performance period. Each 0.10% of difference of the Fund’s investment performance compared to the investment record of the Index plus 1.00% is multiplied by a performance adjustment of 0.035%, up to a maximum adjustment of 0.35% (as an annual rate). Thus, an annual excess performance difference of 1.00% or more between the Fund and the Index plus 1.00% would result in an annual maximum performance adjustment of 0.35%. This formula requires that the Fund’s investment performance exceed the investment record of the Index plus 1.00% before any upward adjustment is made to the basic fee. If the Fund’s investment performance is below the investment record of the Index plus 1.00%, the management fee would be adjusted downward. Stated another way, the net performance of the Fund after the maximum possible management fee needs to exceed the investment record of the Index by at least 0.30% before any upward adjustment of the management fee rate.

The Fund’s investment performance is calculated based on its net asset value per share after expenses but before the management fee. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if those distributions were reinvested in Fund shares at the net asset value per share as of the record date for payment. The investment record for the Index is based on the change in value of the Index.

Other Fees Paid to or Reimbursed by the Adviser

Here are examples of how the pre-Amendment performance adjustment worked (using annual rates):

Performance of AlphaTrak 500 Fund (before payment of management fee)	Index plus 1.00%	Basic Fee	Performance Adjustment to Basic Fee	Total Management Fee
9.00%	8.00%	0.35%	0.35%	0.70%
8.50%	8.00%	0.35%	0.18%	0.53%
8.00%	8.00%	0.35%	0.00%	0.35%
7.50%	8.00%	0.35%	(0.18)%	0.18%
7.00%	8.00%	0.35%	(0.35)%	0.00%

The Trust’s Rule 12b-1 Distribution Plan does not apply to the Fund and, therefore, no Rule 12b-1 fee is charged.

In addition, the Adviser has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund’s total annual operating expense rate to 0.90% by limiting the Fund’s “Other Expenses” to 0.20% of the Fund’s average daily net assets assuming the maximum management fee. Under this expense limitation, for the fiscal year ended March 31, 2004, the Adviser was not required to reduce its fees or absorb any Fund expenses. For purposes of the expense limitation, “Other Expenses” does not include interest, taxes, Rule 12b-1 fees, brokerage commissions, short sale dividend expenses, swap interest expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

For the fiscal year ended March 31, 2004, the Fund paid no commissions on securities transactions to any broker affiliated with the Adviser. The Adviser has not obtained any soft dollar benefits from transactions by the Fund since its inception date.

Background Regarding the Amended Agreement

The Adviser and the Board are proposing to amend the method of calculation of the management fee paid by the Fund to the Adviser. The formula for the performance adjustment has been in use since the Fund’s inception and has been disclosed in the Fund’s prospectus and required SEC filings. The Fund has calculated the performance adjustment in conformity with the method that has been disclosed to shareholders. However, in late September, 2004, the Adviser identified that the performance adjustment to the management fee had been calculated in a manner that could be considered to be inconsistent with Rule 205-2 under the Investment Advisers Act of 1940. Rule 205-2 specifies that the performance rate portion of the management fee be applied to the average of net assets over the full performance period (in the Fund’s case, 3 months) rather than at the end of a different period. In the Fund’s case, the performance rate portion was applied to the average net assets for the current month. Because the Fund’s average net assets increased by more than they decreased when the investment performance of the Fund had exceeded the investment record of the Index plus 1.00% over most time periods, the Fund overpaid advisory fees in the amount of $95,582. On October 5 and November 15, 2004, the Board met to discuss the overpayment, proposed correction, the proposed Amendment and related matters. By November 15, 2004, the Adviser reimbursed the Fund in full plus interest for this overpayment.

Between September 30, 2004 and November 30, 2004, the Adviser charged the Fund the lesser of (1) the contractual fee and the related performance adjustment using the calculation methodology shown in the Fund’s prospectus and (2) the contractual fee and the related performance adjustment using the new calculation methodology specified in the Amendment.

The Amendment’s Proposed Changes to the Agreement

The purpose of the Amendment is to correct and improve the Fund’s method of calculating the performance adjustment to the management fee. Specifically, it is proposed that the Agreement be amended as follows:

•	The performance adjustment portion of the management fee will be applied to the average assets over the rolling 3-month performance period.

•	The performance adjustment will be calculated on a continuous scale rather than a stepped scale.

•	The performance adjustment formula will be clarified to compare the investment performance of the Fund (calculated assuming deduction of the maximum possible management fee) to the Index plus 0.30% rather than the mathematically equivalent former method of comparing the investment performance of the Fund (calculated after expenses but before the advisory fee) to the Index plus 1.00%.

Calculation Based on Average Assets

As noted above, SEC rules require performance adjustments to be accrued based on the average assets of the Fund during the performance period. Because the Fund’s performance period is 3 months, the performance adjustment will be calculated and accrued daily based on the average daily net assets during the prior 3 months, the same period over which the Fund’s investment performance is measured.

Effect on the Management Fee.    The Amendment’s effect on the management fee will differ depending on the Fund’s future performance and changes in asset size. As hypothetical examples only, here are four potential scenarios:

Scenario 1—In a 3-month period where Fund performance exceeds the Index plus the margin and where Fund assets have increased, the new calculation will likely result in a lower total management fee than would have been paid under the prior calculation methodology.

Scenario 2—In a 3-month period where Fund performance exceeds the Index plus the margin and where Fund assets have decreased, the new calculation could result in a higher total management fee than would have been paid under the prior calculation methodology.

Scenario 3—In a 3-month period where Fund performance is below the Index plus the margin and where Fund assets have increased, the new calculation could result in a higher total management fee than would have been paid under the prior calculation methodology.

Scenario 4—In a 3-month period where Fund performance is below the Index plus the margin and where Fund assets have decreased, the new calculation could result in a lower total management fee than would have been paid under the prior calculation methodology.

Use of Continuous Scale

Under the old Agreement, each 0.10% of difference of the Fund’s performance compared to the performance of the Index plus the margin was multiplied by a performance adjustment of 0.035%, up to a maximum adjustment of 0.35% (as an annual rate). Under the Amendment, any percentage amount of difference (positive or negative) of the Fund’s performance compared to the performance of the Index plus the margin is multiplied by 35%, up to a maximum adjustment of 0.35%.

The scale used in the old Agreement resulted in a stepped scale, where the Adviser’s fee would increase or decrease in 3.5 basis point increments (0.035%). The scale used in the new Agreement results in a performance adjustment that is continuously adjusted and thus more closely correlated to relatively small changes in Fund performance, but also can make smaller adjustments in the management fee.

Clarification of Performance Formula

The final proposed change to the performance adjustment to the Fund’s management fee will result in a mathematically equivalent management fee. The purpose of the proposed formula is to ensure that the Fund’s calculation methodology fully complies with the applicable SEC rule. Both formulas are calculated on a per share basis.

Old Agreement
Performance Formula	Fund performance = change in net asset value + accrued basic management fee + accrued performance adjustment + accumulated cash distributions + capital gain taxes paid or payable on undistributable realized long-term capital gains accumulated during period
Index	Standard & Poors 500® Stock Index
Base Management Fee	0.35%
Performance Adjustment	Each 0.10% of difference of the Fund’s performance compared to the investment record of the Index plus 1.00% is multiplied by a performance adjustment of 0.035%, up to a maximum adjustment of 0.35%

Proposed Amendment
Performance Formula

Fund performance = change in net asset value + accrued basic management fee + accrued performance adjustment – (maximum possible basic management fee and performance adjustment) + accumulated cash distributions + capital gain taxes paid or payable on undistributable realized long-term capital gains accumulated during period

[change to formula is underlined and italicized]

Index	Standard & Poors 500 Stock Index
Base Management Fee	0.35%
Performance Adjustment	Any percentage amount of difference (positive or negative) of the Fund’s performance compared to the investment record of the Index plus 0.30% is multiplied by 35% up to a maximum adjustment of 0.35%.

Here is a comparison of the former and proposed performance adjustment formulas (using annual rates):

	Change in Net Asset Value	Index	Index + Margin	Fund Perf.	Basic Fee	Performance Adjustment	Total Mgmt .Fee
Former Performance Adjustment Formula	10.00%	7.00%	8.00% [Index + 1.00%]	10.70%	0.35%	0.35%	0.70%

Proposed Performance Adjustment Formula	10.00%	7.00%	7.30% [Index + 0.30%]	10.00%	0.35%	0.35%	0.70%

As the two examples show, the total management fee paid to the Adviser would be 0.70% under both formulas.

	Old	New
Fund Performance for Purposes of Calculating the Performance Adjustment (assuming past actual total management fee of 0.70%)	Fund performance = change in net asset value + accrued basic management fee + accrued performance adjustment + accumulated cash distributions + capital gain taxes paid or payable on undistributable realized long-term capital gains accumulated during period	Fund performance = change in net asset value + accrued basic management fee + accrued performance adjustment – (maximum possible basic management fee and performance adjustment) + accumulated cash distributions + capital gain taxes paid or payable on undistributable realized long-term capital gains accumulated during period
	= 10% + 0.35% + 0.35% = 10.70%	= 10% + 0.35% + 0.35% - 0.70% = 10%

	Old	New
Performance Adjustment	Each 0.10% of difference of the Fund’s performance compared to the investment record of the Index plus 1.00% is multiplied by a performance adjustment of 0.035%, up to a maximum adjustment of 0.70%	Any percentage amount of difference of the Fund’s performance compared to the investment record of the Index plus 0.30% is multiplied by 35% up to a maximum adjustment of 0.35%.
	= ((10.70% - 8.00%)/.10%)*0.035% = 0.945% (decrease to maximum amount of 0.35%) = 0.35%	= 35% * (10.0% - 7.3%) = 0.945% (decrease to maximum amount of 0.35%) = 0.35%

If approved by shareholders, the final clarification described above would not increase the effective investment management fee rates charged by the Adviser with respect to the management of the assets of the Fund under the Agreement.

Consideration of the Board of Trustees

At an in-person meeting of the Board held on November 15, 2004, the Trustees, including the Independent Trustees, unanimously approved the proposed Amendment and found that the Amendment is in the best interests of the Fund and its shareholders. The Board considered, among other factors:

1.	That the Amendment better reflects the wording of SEC rules that apply to performance adjustments to mutual fund advisory fees.

2.	That the Amendment retains the fundamental character of the management fee that the Fund’s net performance must exceed the Index on a full net basis.

3.	That the Board and Independent Trustees at a meeting on May 17, 2004 approved a renewal of the Agreement with respect to the Fund by finding that the management fee is fair and reasonable for the services provided by the Adviser.

4.	That the Adviser did not intend to mislead shareholders or otherwise charge an improper or excessive fee, and that the Adviser relied on professional advisers in previously and currently devising the fee calculation.

5.	That the Fund’s prospectus at all relevant times accurately described the manner in which the management fee was calculated.

6.	That the Adviser detected and voluntarily reimbursed the excess management fee plus interest.

7.	That the Adviser voluntarily agreed to have the Fund pay its management fee (as determined under the Amendment) into an escrow account for the periods beginning after November 30, 2004.

The Board considered the fact that the Amendment does not increase the effective investment management fee rates charged by the Adviser with respect to the management of the assets of the Fund under the Agreement (assuming no change in assets or increasing assets during the rolling 3-month performance period).

A copy of the Amendment with respect to the AlphaTrak 500 Fund, is included as Appendix B.

Payment of Escrowed Management Fees

On November 15, 2004, the Board approved the proposed Amendment. Because the Amendment had not yet been approved by shareholders, the Board decided to treat the Amendment as an interim Amendment to the Agreement, and the management fees due under the Agreement will be placed in an escrow account for the periods beginning after November 30, 2004, recoverable upon shareholder approval of the Amendment.

If shareholders approve the Amendment set forth in this proposal, the management fees will be released from escrow and paid to the Adviser. If shareholders do not approve this proposal, the Board will consider possible alternative actions, including revisions to the Amendment or resolicitation of shareholder approval. Adviser may also seek compensation from the Fund for the costs incurred by the Adviser to manage the Fund during the period in which the management fees were held in escrow.

Vote Required and Recommendation

The affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act) is required to approve the amendment to the Agreement with respect to the Fund. The Investment Company Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote. If approved by shareholders this proposal will take effect on the date of the shareholder meeting.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE PROPOSAL TO AMEND THE AGREEMENT IS IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 3 APPROVE CHANGE IN THE CLASSIFICATION OF THE

METROPOLITAN WEST STRATEGIC INCOME FUND FROM

DIVERSIFIED TO NON-DIVERSIFIED

The Strategic Income Fund is currently a diversified investment company under Section 5(b)(1) of the 1940 Act. This means that, with respect to 75% of its total assets, the Strategic Income Fund is limited in its investment in any one issuer (other than government securities or securities of other investment companies) to an amount not greater in value than 5% of the value of the Strategic Income Fund’s total assets and to not more than 10% of the outstanding voting securities of that issuer. The Fund has also adopted this requirement as one of its fundamental investment policies. A non-diversified fund is not subject to this requirement. By law, the diversified status of the Strategic Income Fund may be changed only with shareholder approval. If this proposal is approved by shareholders, the Strategic Income Fund will no longer be subject to the diversification limits described above and will thus be afforded greater flexibility to invest a higher percentage of its assets in the securities of a smaller number of companies than would currently be permissible. This flexibility would provide the current or future portfolio managers of the Fund with increased ability to take larger investment positions in companies that are consistent with the Fund’s investment objective, based on the merits of the relevant companies and without regard to meeting the specific diversification standards of the 1940 Act.

The proposed change to the Fund’s classification will not change the Fund’s investment objective. The Board does not believe that the proposed change to the Fund’s classification will result in more than modest restructuring of the Fund’s investment portfolio. The change simply allows the portfolio managers greater flexibility in pursuing the Fund’s current investment objectives.

If shareholders approve the proposed change in classification, the Fund will also conform its fundamental investment policies by removing the current policy that the Fund will meet the diversification requirements.

If shareholders approve this proposal, the Strategic Income Fund would be permitted to invest a higher percentage of its assets in the securities of a smaller number of issuers. Accordingly, the Fund’s investment risk may increase, and an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company. This risk includes greater exposure to potential poor earnings results or defaults than would be the case for a more diversified portfolio, which could result in greater net asset value volatility for the Fund and an increase in the risk of loss of net asset value, and therefore the value of your investment. Being classified as a non-diversified portfolio does not prevent the portfolio manager from managing the Strategic Income Fund as though it were a diversified investment company.

Although the Strategic Income Fund will no longer be subject to the Investment Company Act diversification limits if shareholders approve this proposal, the Fund must still adhere to certain federal tax diversification requirements. For purposes of Subchapter M of the Internal Revenue Code of 1986, as amended, the Strategic Income Fund operates, and will continue to operate, as a “regulated investment company.” As such, the Strategic Income Fund must meet certain other diversification requirements, including the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. The Strategic Income Fund will further be limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. government securities) of any one issuer or of two or more issuers that the Strategic Income Fund controls and are engaged in the same, similar or related trades or businesses.

On November 15, 2004, the Trustees of the Funds, including the Independent Trustees, unanimously approved a change in the Fund’s classification from diversified to non-diversified, subject to approval by shareholders.

Vote Required and Recommendation

Approval of this proposal on behalf of each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Funds, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Funds or (ii) 67% or more of the shares of the Funds present at the Meeting if more than 50% of the outstanding shares of the Funds are represented at the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE PROPOSAL TO CHANGE THE CLASSIFICATION OF THE FUND FOR PURPOSES OF THE 1940 ACT FROM DIVERSIFIED TO NON-DIVERSIFIED IS IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

Management of the Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Expenses

The expenses incurred in connection with the Meeting, including printing, mailing, solicitation and vote tabulation and proxy soliciting expenses, legal fees, and out-of-pocket expenses will be borne exclusively by the Adviser.

Solicitation of Proxies

Solicitation will be primarily by mail, but officers of the Funds or regular employees of the Adviser may also solicit without compensation by telephone or personal contact. The Funds may also retain a service to assist in the solicitation process.

Adviser

Metropolitan West Asset Management, LLC, with principal offices at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, acts as the investment adviser to the Funds and generally administers the affairs of the Trust. The Adviser’s website is www.mwamllc.com. Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolios of the Funds. The Adviser is a registered investment adviser organized in 1996. The Adviser managed approximately $14 billion of fixed-income investments as of September 30, 2004 on behalf of institutional clients and the Funds.

The Adviser is majority-owned by its key executives, with a minority ownership stake held by Metropolitan West Financial, LLC (“MWF”), an unregistered financial holding company. The following table provides the name, and principal occupation of each member (owner) and the Chief Executive Officer of the Adviser. The address of each director and the Chief Executive Officer of the Adviser is c/o Metropolitan West Asset Management, LLC, with principal offices at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025.

Member	Principal Occupation with the Adviser (and office with the Trust, if applicable)
Scott B. Dubchansky	Chief Executive Officer of the Adviser; Chairman of the Board of Trustees, President and Chief Executive Officer of the Trust
Richard S. Hollander	Director

Member	Principal Occupation with the Adviser (and office with the Trust, if applicable)
Tad Rivelle	Chief Investment Officer and Portfolio Manager
Laird R. Landmann	Managing Director and Portfolio Manager
David B. Lippman	Managing Director and Portfolio Manager of the Adviser; Trustee of the Trust
Chris Scibelli	Marketing Director
Stephen M .Kane	Managing Director and Portfolio Manager
Patrick A. Moore	Client Services Director

Interested Persons of the Trust and the Funds

Certain Trustees and officers are deemed to be “interested persons” of the Trust, the Strategic Income Fund and the AlphaTrak 500 Fund because of their positions with the Adviser. Mr. Dubchansky, President and Chief Executive Officer of the Trust and Chairman of the Board; Mr. Lippman, Trustee of the Fund; and Mr. Holmes, Trustee of the Fund, performs legal services for the Adviser and MWF. Accordingly, they may be considered to have an indirect interest with respect to proposals 1 and 2.

Control Persons and Principal Holders of Securities

To the knowledge of the Trust, as of the Record Date, no current Trustee of the Trust owned 1% or more of the outstanding shares of any Fund, and the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund.

Appendix A to this Proxy Statement lists the persons that, to the knowledge of the Trust, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of the Record Date. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Funds’ voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Principal Underwriter

The principal underwriter of the Funds’ shares is PFPC Distributors, Inc. (the “Distributor”). The Distributor offers the Funds’ shares to the public on a continuous basis. The address of the Distributor is 760 Moore Road, King of Prussia, Pennsylvania 19406.

Administrator

PFPC Inc. (“PFPC”) serves as Administrator of the Funds. The Administrator provides management and administrative services necessary for the operation of the Funds. The Administrator’s main office is located at 760 Moore Road, King of Prussia, PA 19406.

Independent Auditors

Deloitte & Touche LLP, 1700 Market Street, Philadelphia, PA 19103, serves as the Funds’ independent auditor.

Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Lara Mulpagano, Secretary

December 14, 2004

APPENDIX A

As of December 3, 2004, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows:

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Fund
AlphaTrak 500 Fund
Northern Trust Co FBO Our Customer PO Box 92994 Chicago, IL 60675	3,205,194.670	17.04%

Trinity Health Holy Cross Employees Retirement Trust Attn: Treasury Department 27870 Cabot Drive Novi, MI 48377-2920	2,491,735.247	13.25%

Memorial Hospital of South Bend, Inc. 615 North Michigan Street South Bend, IN 46601	2,459,314.299	13.08%

Gettysburg College 300 North Washington St Gettysburg, PA 17325	1,791,719.956	9.53%

Saxon & Co Trust FBO Our Customer PO Box 7780-1888 Philadelphia, PA 19182	1,789,676.184	9.52%

First Source Bank Cust FBO Our Customer 615 North Michigan South Bend, IN 46601	1,144,723.843	6.09%

New York Eye and Ear Infirmary 310 East 14th Street New York, NY 10003	1,075,847.008	5.72%

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Fund
Strategic Income Fund—Class M
National Financial Services, LLC FBO Our Customers 200 Liberty Street One World Financial Center New York, NY 10281	6,033,269.308	58.41	%*

Charles Schwab & Co, Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104-4122	2,907,351.879	28.15	%*

Strategic Income Fund—Class I
Charles Schwab & Co, Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104-4122	4,786,482.285	79.15	%*

Merfarm & Co C/O Merchants Trust Company 275 Kennedy Dr South Burlington, VT 05403-6785	934,254.030	15.45%

* Pursuant to the definition set forth in the 1940 Act, these persons are deemed “control persons” by nature of their ownership of 25% or more of the outstanding voting securities of a Fund. This does not mean, however, that these persons manage the affairs of the Trust. Principal holders own of record or beneficially 5% or more of a Fund’s outstanding voting securities.

Exhibit B

METROPOLITAN WEST FUNDS

Amended Investment Management Agreement

THIS INVESTMENT MANAGEMENT AGREEMENT (this “Agreement”) is made as of the 31st day of March, 1997, as amended and restated on May 18, 1998 and further amended on March 27, 2000 and May 19, 2003, by and between Metropolitan West Funds a Delaware business trust (hereinafter called the “Trust”), on behalf of each series of the Trust listed in Appendix A hereto, as may be amended from time to time (hereinafter referred to individually as a “Fund” and collectively as the “Funds”) and Metropolitan West Asset Management LLC, a California limited liability company (hereinafter called the “Manager”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

WHEREAS, the Trust desires to retain the Manager to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services; and

WHEREAS, this Agreement has been amended and restated in order to (i) make explicit the requirement that the disinterested Trustees of the Trust must approve any recoupment of contingent deferred expense reimbursements and any contingent deferred management fees now permitted under Section 8(d) of the Agreement, and (ii) eliminate obsolete references to expense limitations under state law;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1. Appointment of Manager. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and management services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

2. Duties of Manager.

(a) General Duties. The Manager shall act as investment manager to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to the Manager. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) provide persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates) but not including personnel to provide limited administrative services to the Fund not typically provided by the Fund’s administrator under separate agreement; and (v) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

(b) Brokerage. The Manager shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing each Fund’s securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that each Fund’s total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

It is also understood that it is desirable for the Funds that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of the Funds’ portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

On occasions when the Manager deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

(c) Administrative Services. The Manager shall oversee the administration of the Funds’ business and affairs although the provision of administrative services, to the extent not covered by subparagraphs (a) or (b) above, is not the obligation of the Manager under this Agreement. Notwithstanding any other provisions of this Agreement, the Manager shall be entitled to reimbursement from the Funds for all or a portion of the reasonable costs and expenses, including salary, associated with the provision by Manager of personnel to render administrative services to the Funds.

3. Best Efforts and Judgment. The Manager shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

4. Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. Manager’s Personnel. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust’s Board of Trustees may desire and reasonably request.

6. Reports by Funds to Manager. Each Fund will from time to time furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to each Fund’s investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

7. Expenses.

(a) With respect to the operation of each Fund, and to the extent not paid or reimbursed through a plan adopted by the Fund under Rule 12b-1 under the 1940 Act, the Manager is responsible for (i) the compensation of any of the Trust’s trustees, officers, and employees who are affiliates of the Manager (but not the compensation of employees performing services in connection with expenses which are the Fund’s responsibility under Subparagraph 7(b) below), (ii) the expenses of printing and distributing the Funds’ prospectuses, statements of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) providing office space and equipment reasonably necessary for the operation of the Funds.

(b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940

Act; taxes, if any; expenditures in connection with meetings of each Fund’s shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) To the extent the Manager incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from such Fund to the extent of the Manager’s actual costs for providing such services.

8. Investment Advisory and Management Fee.

(a) Each Fund shall pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, a management fee at the annual rate set forth in the Fee Schedule attached hereto as Appendix A, as may be amended in writing from time to time by the Trust and the Manager.

(b) The management fee shall be accrued daily by each Fund and paid to the Manager on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated before the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The Manager may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. Any fee withheld pursuant to this paragraph from the Manager shall be reimbursed by the appropriate Fund to the Manager in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the reduction to the extent approved by the Trust’s disinterested Trustees. The Manager may not request or receive reimbursement for prior reductions or reimbursements before payment of a Fund’s operating expenses for the current year and cannot cause a Fund to exceed any more restrictive limitation to which the Manager has agreed in making such reimbursement.

(e) The Manager may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

9. Fund Share Activities of Manager’s Officers and Employees. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

10. Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

11. Manager’s Liabilities.

(a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

(b) The Funds shall indemnify and hold harmless the Manager and the partners, members, officers and employees of the Manager and its general partner (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(c) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Manager (or its managers), from liability in violation of Sections 17(h) and (i) of the 1940 Act.

12. Non-Exclusivity. The Trust’s employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. If this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

13. Term. This Agreement shall become effective at the time the Trust’s initial Registration Statement under the Securities Act of 1933 with respect to the shares of the Trust is declared effective by the Securities and Exchange Commission and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

14. Termination. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to the Manager, and by the Manager upon sixty (60) days’ written notice to a Fund.

15. Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

16. Transfer, Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each Fund.

17. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

18. Definitions. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

19. Notice of Declaration of Trust. The Manager agrees that the Trust’s obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

20. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

22. Confidentiality. Notwithstanding any provision herein to the contrary, each party hereto agrees that any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “Act”), disclosed by a party hereunder is for the specific purpose of permitting the other party to perform the services set forth in this Agreement. Each party agrees that, with respect to such information, it will comply with Regulation S-P and the Act and that it will not disclose any Nonpublic Personal Information received in connection with this Agreement to any other party, except to the extent as necessary to carry out the services set forth in this Agreement or as otherwise permitted by Regulation S-P or the Act.”

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

METROPOLITAN WEST FUNDS	METROPOLITAN WEST ASSET MANAGEMENT, LLC

By:	By:

Title:	Title:

Appendix A to Investment Management Agreement

Name of Fund	Applicable Fee	Effective Date
Metropolitan West AlphaTrak 500 Fund	0.35%± up to 0.35%(1)	June 29, 1998, as amended on , 200
Metropolitan West Strategic Income Fund	1.20%± up to 0.70%(2)	June 30, 2003, as amended on , 200

METROPOLITAN WEST FUNDS	METROPOLITAN WEST ASSET MANAGEMENT, LLC

By:	By:
Title:	Title:

[See notes on continuation pages.]

(1)	METROPOLITAN WEST ALPHATRAK 500 FUND (THE “FUND”)

a.	The management fee payable to the Manager shall consist of two parts, a basic fee equal to an annual rate of 0.35% (the “Basic Fee”) and a performance adjustment of up to an annual rate of positive or negative 0.35% (the “Performance Adjustment”). The Basic Fee and the Performance Adjustment shall be accrued daily by the Fund. Accruals of (but not payments of) the Performance Adjustment may be made on an estimated basis.

b.	The daily portion of Basic Fee shall be accrued daily based on the net assets of the Fund that day.

c.	The daily portion of Performance Adjustment shall be accrued daily based on the average daily net assets over the Performance Period (as defined below).

d.	The Performance Adjustment shall be equal to 35% of the amount by which the investment performance of the Fund during the Performance Period exceeds, or is exceeded by, the investment record of the Standard & Poors 500 Stock Index (“S&P 500SM”) plus an annual rate of 0.30% over the same Performance Period, up to a maximum Performance Adjustment of a positive or negative annual rate of 0.35%.

e.	The “Performance Period” shall consist of a rolling period of three (3) months.

f.	The investment performance for the Fund with respect to a particular Performance Period shall be calculated using the highest expense (lowest performing) share class (if the Fund designates another share class) and shall be based on the sum of: (i) the change in the Fund’s net asset value per share during that Performance Period plus any Basic Fee and Performance Adjustment accrued per share during that Performance Period but less the maximum possible Basic Fee and Performance Adjustment that could be accrued per share in any Performance Period (that is, the change in net asset value per share assuming the accrual of a maximum management fee at an annual rate of 0.70%), (ii) the value of any cash distributions per share accumulated during that Performance Period, and (iii) the value of any capital gains taxes per share paid or payable on undistributable realized long-term capital gains accumulated during that Performance Period, which collectively shall be expressed as a percentage of the Fund’s net asset value per share at the beginning of that Performance Period.

g.

The investment record for the S&P 500 with respect to a particular Performance Period shall be based on the sum of: (i) the change in the level of the S&P 500 during that Performance Period and (ii) the value of cash distributions made by companies whose securities comprise the S&P 500 accumulated during that Performance Period and reinvested in the S&P 500 at least as frequently as the end of the quarter following the payment of the dividend, which together shall be expressed as a percentage of the level of the S&P 500 at the beginning of that Performance Period.

h.	By way of example only:

Fund performance of the Fund for the three months ended September 30th	2.750%

Annualized Fund Performance = ((1+ 0.02750) ^ (365 / 92) - 1) * 100	11.364%

Average daily net assets for the three months ended September 30th	$100,000,000

Accrued (and paid) management fee for that period	$125,000

Actual Management Fee percentage (125,000 / 100,000,000) * 100	0.125%

Annualized actual management fee [(1 + 0.00125) ^ (365 / 92) - 1] *100	0.497%

Annualized maximum possible management fee for period	0.700%

Investment performance of the Fund = Fund performance + Actual Management Fee - Maximum Management Fee (11.364% + 0.497% - 0.70%)	11.161%

Investment record of S&P 500 for the three months ended September 30 = 2.50%	2.50%

Annualized S&P 500 Performance = ((1 + 0.025) ^ (365 / 92) - 1) * 100	10.292%

Performance Adjustment = 35% * (11.161% - (10.292% + 0.30%)) =	0.199%

September Performance Fee = Performance Adjustment * Average daily net assets for the three months ended September 30th * 30/365 = 0.199% * $100,000,000 * 30 / 365 =	16,356.16

(2)	METROPOLITAN WEST STRATEGIC INCOME FUND (THE “FUND”)

a.	The management fee payable to the Manager shall consist of two parts, a basic fee equal to an annual rate of 1.20% (the “Basic Fee”) and a performance adjustment of up to an annual rate of positive or negative 0.70% (the “Performance Adjustment”). The Basic Fee and the Performance Adjustment shall be accrued daily by the Fund. Accruals of (but not payments of) the Performance Adjustment may be made on an estimated basis.

b.	The daily portion of Basic Fee shall be accrued daily based on the net assets of the Fund that day.

c.	The daily portion of Performance Adjustment shall be accrued daily based on the average daily net assets over the Performance Period (as defined below).

d.	The Performance Adjustment shall be equal to 35% of the amount by which the investment performance of the Fund during the Performance Period exceeds, or is exceeded by, the investment record of the Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”) plus an annual rate of 0.10% over the same Performance Period, up to a maximum Performance Adjustment of a positive or negative annual rate of 0.70%.

e.	The “Performance Period” shall consist of a rolling period of twelve (12) months.

f.	The investment performance for the Fund with respect to a particular Performance Period shall be calculated using the highest expense (lowest performing) share class and shall be based on the sum of: (i) the change in the Fund’s net asset value per share during that Performance Period plus any Basic Fee and Performance Adjustment accrued per share during that Performance Period but less the maximum possible Basic Fee and Performance Adjustment that could be accrued per share in any Performance Period (that is, the change in net asset value per share assuming the accrual of a maximum management fee at an annual rate of 1.90%), (ii) the value of any cash distributions per share accumulated during that Performance Period, and (iii) the value of any capital gains taxes per share paid or payable on undistributable realized long-term capital gains accumulated during that Performance Period, which collectively shall be expressed as a percentage of the Fund’s net asset value per share at the beginning of that Performance Period.

g.

The investment record for the Index with respect to a particular Performance Period shall be based on the sum of: (i) the change in the level of the Index during that Performance Period and (ii) the value of cash distributions (interest payments) made by securities that comprise the Index accumulated during that Performance Period and reinvested in the Index at least as frequently as the end of the quarter following the payment of the distribution (interest), which together shall be expressed as a percentage of the level of the Index at the beginning of that Performance Period.

h.	By way of example only:

Fund performance for the twelve months ended June 30th	6.000%

Average daily net assets for the twelve months ended June 30th	$100,000,000

Accrued (and paid) management fee for that period	$1,200,000

Actual Management Fee percentage ((1,200,000 / 100,000,000) * 100)	1.200%

Maximum possible management fee for period	1.900%

Investment performance of the Fund = Fund performance + Actual Management Fee - Maximum Management Fee (6.000% + 1.200% - 1.900%)	5.300%

Investment record of Index for the twelve months ended June 30th = 4.00%	4.000%

Performance Adjustment = 35% * (5.300% - (4.000% + 0.100%)) =	0.420%

June Performance Fee = Performance Adjustment * Average daily net assets for the twelve months ended June 30th * 30 / 365 = 0.420% * $100,000,000 * 30 / 365 =	34,520.55

PROXY CARD	PROXY CARD

METROPOLITAN WEST FUNDS

SPECIAL MEETING OF SHAREHOLDERS—FEBRUARY 11, 2005

This proxy card is solicited on behalf of the Board of Trustees of the Trust for the Special Meeting of Shareholders to be held on February 11, 2005.

The undersigned hereby appoints Joseph D. Hattesohl, Thomas N. Calabria and Sandra L. Adams as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of Metropolitan West Funds (the “Meeting”) to be held at 1:00 p.m., Eastern Time, on February 11, 2005 at the offices of the Trust’s Administrator, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED “FOR” ALL PROPOSALS.

Please indicate your vote by marking the appropriate box.	Example: ☒

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

For shareholders of Metropolitan West Strategic Income Fund only:

1.	Approve an amendment to the Investment Management Agreement with the Adviser, and approve the payment to the Adviser of advisory fees held in escrow.

☐ FOR ☐ AGAINST ☐ ABSTAIN

For shareholders of Metropolitan West AlphaTrak 500 Fund only:

2.	Approve an amendment to the Investment Management Agreement with the Adviser, and approve the payment to the Adviser of advisory fees held in escrow.

☐ FOR ☐ AGAINST ☐ ABSTAIN

For shareholders of Metropolitan West Strategic Income Fund only:

3.	Approve a change in the classification of the Metropolitan West Strategic Income Fund from a diversified company to a non-diversified company.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

☐ FOR ☐ AGAINST ☐ ABSTAIN

IMPORTANT

IN ORDER TO AVOID THE DELAY AND EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE BELOW BEFORE MAILING.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives specific written notice to the contrary from any one of them.

Signature

Signature (if held jointly)

Date: ,

☐ CHECK HERE IF YOU PLAN TO ATTEND THE MEETING (     PERSON(S) WILL ATTEND.)